Supplement Dated June 7, 2017
To the Product Prospectuses for:

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

Variable Life Account B of Voya Retirement Insurance & Annuity Company

AetnaVest
AetnaVest II AetnaVest Plus
AetnaVest Estate Protector
AetnaVest Estate Protector II

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Janus Aspen Series has informed us that, effective June 5, 2017 the names of several funds will be changed, according to the table below. All other information about the funds can be found in the fund’s prospectus.

CURRENT FUND NAME	NEW FUND NAME

Janus Aspen Balanced Portfolio	Janus Henderson Balanced Portfolio
Janus Aspen Enterprise Portfolio	Janus Henderson Enterprise Portfolio
Janus Aspen Global Research Portfolio	Janus Henderson Global Research Portfolio
Janus Aspen Research Portfolio	Janus Henderson Research Portfolio

Please retain this Supplement for future reference.